Stock-Based Compensation	12 Months Ended
Dec. 31, 2014
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

11.   STOCK-BASED COMPENSATION

We currently do not offer stock-based compensation to our employees or directors.  In 2008, we established the SARs Plan under which certain of our executive officers and key employees were granted stock appreciation rights payable in cash, or in some circumstances, Oncor membership interests.  In February 2009, we established the Oncor Electric Delivery Company LLC Director Stock Appreciation Rights Plan (the Director SARs Plan) under which certain non-employee members of our board of directors and other persons having a relationship with us were granted SARs payable in cash, or in some circumstances, Oncor membership interests.

In November 2012, we accepted the early exercise of all outstanding SARs (both vested and unvested, totaling 14,322,219 SARs under the SARs Plan and 55,000 SARs under the Director SARs Plan) issued to date pursuant to both SARs Plans.  The early exercise was permitted by our board of directors pursuant to the provision of the SARs Plan that permits the board to accelerate the vesting and exercisability of SARs.  The early exercise of SARs entitled each participant in the SARs Plan to: (1) an exercise payment (Exercise Payment) equal to the number of SARs exercised multiplied by the difference between $14.54 and the base price of the SARs (as stated in the award letter for each SARs grant); and (2) the accrual of interest on all dividends declared to date with respect to the SARs, but no further dividend accruals.  As a result of the early exercise, in 2012 we paid an aggregate of approximately $64 million related to Exercise Payments ($57 million charged to expense), and began accruing interest on approximately $18 million in aggregate dividends.

Additionally, certain executive officers agreed to defer payment of a portion of his/her Exercise Payment into a bankruptcy remote investment trust until the earlier of November 7, 2016 or the occurrence of an event triggering SAR exercisability pursuant to Section 5(c)(ii) of the SARs Plan.  These deferred payments totaled approximately $6 million in the aggregate.  In July 2014, the O&C Committee of our board of directors approved the early distribution of these deferred amounts and the winding up of the trust. As a result, in August 2014 the trust was dissolved and all deferred payments held in the trust were distributed to the respective executive officers, together with a proportionate share of the trust’s aggregate investment earnings.

As described above, as part of the 2012 early exercise of SARs we began accruing interest on dividends declared with respect to the SARs.  Under both SARs plans, dividends that are paid in respect of Oncor membership interests while the SARs were outstanding were credited to the SARs holder’s account as if the SARs were units, payable upon the earliest to occur of death, disability, separation from service, unforeseeable emergency, a change in control, or the exercise of the SARs.  As a result, in 2012 we recorded compensation expense of approximately $6 million relating to dividend accruals through November 2012.  For accounting purposes, the liability is discounted based on an employee’s or director’s expected retirement date.   We recognized approximately $1 million, $2 million and $1 million in accretion and interest with respect to such dividends in 2014, 2013 and 2012, respectively.